Exhibit 10.3

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Version

AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of February 24, 2025 (the “Effective Date”) to that certain Second Amended and Restated Revolving Credit Agreement, dated as of February 13, 2025 (as amended, restated supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among Opportunity Funding SPE V, LLC (the “Borrower”), Opportunity Financial, LLC (the “Company”), as originator (in such capacity, the “Originator”), as servicer (in such capacity, the “Servicer”), as a Guarantor (as defined in the Amended Credit Agreement) and as a Seller (as defined the Amended Credit Agreement), OppWin, LLC, as a Seller and as a Guarantor, the other Guarantors from time to time party thereto, OppWin BPI, LLC, as a Seller, Midtown Madison Management LLC, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), and the Lenders parties thereto from time to time (the “Lenders” and each, individually, a “Lender”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower, the Company, the Originator, the Servicer, each Guarantor and each Seller party thereto (collectively, the “Credit Parties” and each, individually, a “Credit Party”), the Administrative Agent and the Lenders entered into the Existing Credit Agreement whereby the Lenders agreed to extend a revolving credit facility (the “Facility”) to the Borrower and the Borrower agreed to secure its Obligations under the Existing Credit Agreement by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien on all of its assets; and
WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as more specifically set forth herein on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
AGREEMENT

1.Definitions. Capitalized terms that are used in this Amendment (including the recitals hereto, which are herein incorporated) but are not defined herein shall have the meanings set forth in the Amended Credit Agreement, unless otherwise stated.
2.Amendments to Credit Agreement. Upon the Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Adjusted Tangible Net Worth” in its entirety as follows:
“Adjusted Tangible Net Worth” means, with respect to the Company, an amount equal to the difference of (a) the sum of (i) the aggregate value of the owners’ equity of the Company and its consolidated subsidiaries, determined in accordance with GAAP, plus (ii) the SPAC Warrants liability minus (b) the intangible assets of the Company and its consolidated subsidiaries (other than goodwill associated with the Bitty Acquisition in an amount not to exceed $[***]).

(b)Section 5.11(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
(c)    Minimum Tangible Net Worth. The Adjusted Tangible Net Worth of the Company and its consolidated Subsidiaries as of the last day of each Fiscal Quarter shall not be less than the sum of (i) $[***] plus (ii) the product of (x) [***]% multiplied by (y) the greater of (A) zero and (B) the cumulative Consolidated Net Income minus Permitted Tax Distribution Amounts since February 28, 2025; provided, that, for the avoidance of doubt, the Adjusted Tangible Net Worth of the Company and its consolidated Subsidiaries for any Fiscal Quarter shall be calculated based on audited financial statements and, to the extent audited financial statements which include the relevant Fiscal Quarter are not available, internally prepared management statements of the Company and its consolidated Subsidiaries.
3.Limitation of Amendments.
(a)The amendments set forth in Article 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. This Amendment does not, and shall not be construed to constitute a waiver of any past, present or future violation of the Amended Credit Agreement, the other Credit Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect any Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Amended Credit Agreement, any other Credit Document or any other related document (all of which rights are hereby expressly reserved by the Agents and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Existing Credit Agreement, any other Credit Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any of their respective Affiliates or any right, privilege or remedy of any Agent or any Lender under the Existing Credit Agreement, any other Credit Document or any other related document or (iv) constitute any consent (deemed or express) by any Agent or any Lender to any prior, existing or future violations of the Amended Credit Agreement, any other Credit Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Amended Credit Agreement, any other Credit Document or any other related document.
(b)This Amendment shall be construed in connection with and as part of the Amended Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Amended Credit Agreement and each other Credit Document are hereby ratified and confirmed and shall remain in full force and effect, except that on and after the date hereof all references in the other Credit Documents to the “Credit Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Existing Credit Agreement shall mean and refer to the Amended Credit Agreement.
4.Representations and Warranties; Ratification of Assignments.
(a)Each Credit Party affirms that the execution, delivery and performance of this Amendment and the performance by it of the Amended Credit Agreement have been duly authorized by all necessary action, and it has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Amended Credit Agreement.
(b)Each Credit Party represents and warrants that this Amendment and the Amended Credit Agreement, as applicable, constitute its legally valid and binding obligations, enforceable against it in accordance with the respective terms hereof and thereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
(c)Each Credit Party (with respect to itself) represents and warrants that the representations and warranties contained in Section 4 of the Existing Credit Agreement are true and correct in all material respects (except for such representations and warranties already qualified by materiality which shall be true and correct in all respects) after giving effect to this Amendment on and as of the Effective Date as though made on and as of the Effective Date (or to the extent such representations and warranties expressly relate to an earlier time, as of such earlier time), and no Default or Event of Default exists or would result from this Amendment becoming effective in accordance with its terms.
5.Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:
(a)The Administrative Agent shall have received this Amendment duly executed by the Credit Parties;

(b)As of the Effective Date, (i) the representations and warranties contained herein and in the Amended Credit Agreement and the other Credit Documents shall be true and correct in all material respects (except for such representations and warranties already qualified by materiality which shall be true and correct in all respects) on and as of the Effective Date (or to the extent they expressly relate to an earlier time, as of such earlier time); and (ii) no Default or Event of Default shall have occurred and be continuing; and
(c)Borrower shall have paid to the Agents and the Lenders, as applicable, all other amounts required to be paid pursuant to the Amended Credit Agreement on the Effective Date and all outstanding Permitted Expenses, in each case to the extent invoiced prior to the Effective Date.
6.Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the Credit Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Credit Agreement and the other Credit Documents are ratified and confirmed as of the Effective Date and shall continue in full force and effect. The Borrower and the Company each hereby agrees that all Liens and security interests securing payment of the Obligations under the Credit Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Credit Parties, the Agents and the Lenders agree that the Amended Credit Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).
7.Amendment as a Credit Document. Each Credit Party acknowledges and agrees that this Amendment constitutes a “Credit Document.” Accordingly, it shall be an Event of Default under the Existing Credit Agreement if any representation or warranty made by a Credit Party under or in connection with this Amendment shall have been false in any material respect when made and which shall not have been remedied or waived within fifteen (15) Business Days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such falsity, or (ii) receipt by such Credit Party of written notice from the Administrative Agent or any Lender of such falsity.
8.Expenses of Agents and Lenders. Each Credit Party agrees to pay, jointly and severally, promptly after demand, all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment in accordance with Section 9.2 of the Amended Credit Agreement.
9.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
10.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders, the Credit Parties, and their respective successors and permitted assigns, except that the Credit Parties may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Administrative Agent.
11.Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed”, “signed”, “signature” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other Electronic Signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of Electronic Signatures and Electronic Records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including E-Sign, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party that is signing this Amendment using an electronic signature agrees, and acknowledges that it is such party’s intent that it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
12.Limited Waiver; No Other Waiver.
(a)Other than as specifically set forth in Article 2, nothing contained in this Amendment shall be construed as an amendment or waiver by the Agents or the Lenders of any covenant or provision of the Existing Credit Agreement, the other Credit Documents, this Amendment, or of any other contract or instrument among the Credit Parties, the Lenders and the Agents, and the failure of the Lenders and the Agents at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Agents to thereafter demand strict compliance therewith. The Agents and Lenders hereby reserve all rights granted to each of them under the Existing Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument among the Credit Parties and any one or more of the Agents and the Lenders.

13.Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
14.Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
15.Final Agreement. THE AMENDED CREDIT AGREEMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.
16.Time. Time is of the essence of this Amendment.

    IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

OPPORTUNITY FUNDING SPE V, LLC,
as a Borrower
By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: CEO

OPPORTUNITY FINANCIAL, LLC,
in its individual capacity, as Originator, Servicer, a Seller and a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: CEO

OPPWIN, LLC,
as a Seller and a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: CEO

OPPWIN BPI, LLC,
as a Seller and a Guarantor

By: /s/ Todd Schwartz
Name: Todd Schwartz
Title: CEO

[Signature Page to Amendment No. 1 to Second A&R Credit Agreement (OppFunding V)]

MIDTOWN MADISON MANAGEMENT LLC,
as Administrative Agent and Collateral Agent

By: /s/ David Aidi
Name: David Aidi
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Second A&R Credit Agreement (OppFunding V)]